UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21098

Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

Real Estate

Income Fund Inc.

Annual Report
December 31, 2004

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)[i]  growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose to a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is anticipated.

Turning to the stock market, equities in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. Following their exceptional returns in 2003, real estate investment trusts (“REITs”)ii had another outstanding year in 2004. With the economy on solid footing, capital flows into the REIT market were very strong, which benefited stock prices.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding

Real Estate Income Fund Inc.	1

against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

January 12, 2005

2	2004 Annual Report

MANAGER OVERVIEW

Performance Review

For the 12 months ended December 31, 2004, the Real Estate Income Fund Inc. returned 13.45%, based on its New York Stock Exchange (“NYSE”) market price and 24.75% based on its net asset value (“NAV”)iii per share. In comparison, the Lipper Sector Equity Closed-end Funds Category Averageiv was 18.81% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund made distributions to common shareholders totaling $1.308 per share. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of December 31, 2004. Past performance is no guarantee of future results.  The fund’s yields will vary.

FUND PERFORMANCE
AS OF DECEMBER 31, 2004
(unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return
$21.05 (NAV)	6.49%	24.75%
$18.47 (NYSE)	7.40%	13.45%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. The yield figure is as of December 31, 2004 and is subject to change.

REIT Market/Economic Overview

The REIT market continued its strong run in 2004. The major U.S. REIT indices posted returns in excess of 30.0% for the second consecutive year, with all property sectors posting positive results. This also marked the fifth year in a row that REITs have outperformed the broad equity market, as measured by the S&P 500 Index.[v]  Capital flows, both from domestic and foreign investors, into the U.S. REIT market continued to remain strong during the fiscal year, as investors in general continued to embrace REITs as a strategic asset class offering diversification benefits and a stable dividend yield. We expect that capital flows into the REIT sector are likely to continue, at least in the near term. Going forward, however, we caution investors not to expect the outsized relative gains of the past five years.

Real Estate Income Fund Inc.	3

Contributors to Performance

For the year ended December 31, 2004, each of the property sectors in which the fund had holdings posted positive returns. The fund’s positive performance for the period was particularly driven by strong results in the regional mall, office and apartment sectors. Among the best performers in the regional mall sector was The Macerich Co., which was up 48.0% in 2004. The company benefited from strong retailer demand, as well as speculation of it being a potential acquisition target. Also enhancing results was Summit Properties Inc. in the apartment sector. Its shares rose over 44.0% as the firm benefited significantly from its merger announcement with another apartment REIT, Camden Property Trust.

The fund used leverage during the fiscal year. This had a positive impact on results, given the strong performance of the fund’s underlying assets. During the reporting period, there were no major detractors to fund performance. Not surprisingly, the fund’s common stock holdings outperformed its more income-oriented preferred positions, which on average gained 7.0% to 10.0%.

Looking for Additional Information?

The fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XRITX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current net asset value, market price, and other information.

Thank you for your investment in the Real Estate Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund’s investment goals.

Sincerely,

Matthew A. Troxell, CFA
Investment Officer

January 12, 2005

4	2004 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Healthcare Realty Trust Inc. (4.9%), HRPT Properties Trust (4.7%), Senior Housing Properties Trust (4.2%), Camden Property Trust (4.2%), iStar Financial Inc. (4.1%), The Macerich Co. (4.0%), Kilroy Realty Corp. (3.8%), Liberty Property Trust (3.5%), Heritage Property Investment Trust Inc. (3.5%) and Arden Realty, Inc. (3.3%). Please refer to pages 8 through 11 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of this date were: Office (27.4%), Shopping Centers (21.1%), Healthcare (16.3%), Apartments (15.6%) and Industrial/Office-Mixed (9.9%). The fund’s portfolio composition is subject to change at any time.

RISKS:  Funds that invest in securities related to the real estate industry, are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	Real Estate Investment Trusts invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
iii	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
iv	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 30 funds in the fund’s Lipper category, and excluding sales charges.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.

Real Estate Income Fund Inc.	5

Take Advantage of the Fund’s Dividend Reinvestment Plan!

    As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund’s Plan begins on page 33. Below is a short summary of how the Plan works.

Plan Summary

    If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

    The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value (“NAV”) per share on the date of determination, you will be issued shares at a price equal to the greater of (a) 98% of the NAV per share at the close of trading on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

    If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock on the determination date, the Plan Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

    If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Plan Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of 98% of the NAV per share at the close of trading on the Exchange on the determination date or 95% of their current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

    To find out more detailed information about the Plan and about how you can participate, please call American Stock Transfer & Trust Company at 1-877-366-6441.

6	2004 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

Real Estate Income Fund Inc.	7

Schedule of Investments	December 31, 2004

SHARES	SECURITY	VALUE

COMMON STOCK — 72.0%
Apartments — 9.1%
36,500	Archstone-Smith Trust	$1,397,950
190,000	Camden Property Trust	9,690,000
185,000	Gables Residential Trust	6,621,150
100,000	Mid-America Apartment Communities, Inc.	4,122,000
156,000	Summit Properties Inc.	5,079,360

		26,910,460

Diversified — 4.7%
210,000	iStar Financial Inc.	9,504,600
190,000	Lexington Corporate Properties Trust	4,290,200

		13,794,800

Healthcare — 10.4%
174,000	Health Care Property Investors, Inc.	4,818,060
280,000	Healthcare Realty Trust Inc.	11,396,000
22,600	Omega Healthcare Investors, Inc.	266,680
300,000	Provident Senior Living Trust†	4,800,000
511,700	Senior Housing Properties Trust	9,691,598

		30,972,338

Home Financing — 1.0%
108,500	Municipal Mortgage & Equity, L.L.C.	2,952,285

Industrial — 3.6%
185,000	EastGroup Properties, Inc. (a)	7,089,200
161,700	First Potomac Realty Trust	3,686,760

		10,775,960

Industrial/Office - Mixed — 6.2%
50,000	Bedford Property Investors, Inc.	1,420,500
207,000	Kilroy Realty Corp.	8,849,250
190,000	Liberty Property Trust	8,208,000

		18,477,750

Lodging/Resorts — 2.5%
70,000	Eagle Hospitality Properties Trust, Inc.	721,000
146,000	Hospitality Properties Trust	6,716,000

		7,437,000

Office — 16.3%
203,000	Arden Realty, Inc.	7,657,160
177,000	CarrAmerica Realty Corp.	5,841,000
72,000	Glenborough Realty Trust Inc.	1,532,160
260,000	Highwoods Properties, Inc.	7,202,000
848,700	HRPT Properties Trust	10,888,821
161,000	Mack-Cali Realty Corp.	7,410,830
200,000	Prentiss Properties Trust	7,640,000

		48,171,971

See Notes to Financial Statements.

8	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Regional Malls — 5.0%
196,000	Glimcher Realty Trust	$5,431,160
148,100	The Macerich Co.	9,300,680

		14,731,840

Retail - Free Standing — 1.4%
171,900	Commercial Net Lease Realty	3,541,140
13,000	Realty Income Corp.	657,540

		4,198,680

Shopping Centers — 9.7%
250,000	Borealis Retail Real Estate Investment Trust	2,774,084
330,000	Cedar Shopping Centers Inc.	4,719,000
105,000	Equity One, Inc.	2,491,650
252,000	Heritage Property Investment Trust	8,086,680
104,400	Inland Real Estate Corp.	1,665,180
75,000	New Plan Excel Realty Trust, Inc.	2,031,000
135,000	Ramco-Gershenson Properties Trust	4,353,750
104,000	Tanger Factory Outlet Centers, Inc.	2,751,840

		28,873,184

Specialty — 2.1%
21,300	Correctional Properties Trust	615,144
127,000	Entertainment Properties Trust	5,657,850

		6,272,994

	TOTAL COMMON STOCK
	(Cost — $138,201,768)	213,569,262

PREFERRED STOCK — 27.9%
Apartments — 3.2%
	Apartment Investment and Management Co.:
113,000	7.750% Cumulative, Class U	2,811,440
75,000	9.375% Cumulative, Class G	2,050,500
115,000	10.000% Cumulative, Class R	3,062,450
60,000	United Dominion Realty Trust, Inc., 8.600% Cumulative
	Redeemable, Series B	1,617,000

		9,541,390

Diversified — 1.0%
109,400	Crescent Real Estate Equities Co., 9.500% Cumulative
	Redeemable, Series B	2,920,980

Healthcare — 2.3%
150,000	Health Care Property Investors, Inc., 7.100% Cumulative
	Redeemable, Series F	3,796,500
120,400	Omega Healthcare Investors, Inc., 8.375% Cumulative
	Redeemable, Series D	3,178,560

		6,975,060

See Notes to Financial Statements.

Real Estate Income Fund Inc.	9

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Industrial/Office - Mixed — 1.5%
90,000	Bedford Property Investors, Inc., 8.750% Cumulative
	Redeemable, Series A†	$4,485,942

Lodging/Resorts — 3.8%
220,000	Boykin Lodging Co., 10.500% Cumulative, Class A	6,182,000
90,000	FelCor Lodging Trust Inc., 9.000% Cumulative Redeemable,
	Series B	2,306,700
71,100	Hospitality Properties Trust, 8.875% Cumulative Redeemable,
	Series B	1,969,470
26,000	LaSalle Hotel Properties, 10.250% Cumulative Redeemable,
	Series A	712,400

		11,170,570

Office — 5.3%
275,000	CarrAmerica Realty Corp., 7.500% Cumulative Redeemable,
	Series E	7,304,000
	HRPT Properties Trust:
255,600	8.750% Cumulative Redeemable, Series B	7,068,618
50,000	9.875% Cumulative Redeemable, Series A	1,352,500

		15,725,118

Regional Malls — 2.7%
85,000	Glimcher Realty Trust, 8.750% Cumulative Redeemable, Series F	2,233,910
	The Mills Corp.:
35,000	8.750% Cumulative Redeemable, Series E	992,600
91,700	9.000% Cumulative Redeemable, Series B	2,540,090
6,000	Pennsylvania Real Estate Investment Trust,
	11.000% Sr. Cumulative	363,000
32,700	Simon Property Group, Inc., 7.890%, Cumulative Step-Up
	Premium Rate, Series C	1,759,669

		7,889,269

Retail - Free Standing — 1.0%
85,000	Commercial Net Lease Realty, Inc., 9.000% Sr. Cumulative,
	Series A	2,300,100
25,200	Realty Income Corp., 7.375% Cumulative Redeemable, Class D	656,208

		2,956,308

Self Storage — 0.3%
35,000	Public Storage, Inc., 8.000% Cumulative, Series R	922,950

Shopping Centers — 6.8%
73,000	Cedar Shopping Centers Inc., 8.875%
	Cumulative Redeemable, Series A	1,925,740
	Developers Diversified Realty Corp.:
21,200	8.000% Cumulative Redeemable, Class G	567,100
130,000	8.600% Cumulative Redeemable, Class F	3,493,100
131,000	Federal Realty Investment Trust, 8.500% Cumulative
	Redeemable, Series B	3,554,030

See Notes to Financial Statements.

10	2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

SHARES	SECURITY	VALUE

Shopping Centers — 6.8% (continued)
75,000	New Plan Excel Realty Trust, Inc., 7.625% Cumulative
	Redeemable, Series E	$1,975,500
65,000	Ramco-Gershenson Properties Trust, 9.500% Cumulative
	Redeemable, Series B	1,800,500
63,000	Urstadt Biddle Properties Inc., 8.500% Sr. Cumulative, Series C	6,930,000

		20,245,970

	TOTAL PREFERRED STOCK
	(Cost — $77,512,198)	82,833,557

FACE AMOUNT

REPURCHASE AGREEMENT — 0.1%
$311,000	Goldman, Sachs & Co. dated 12/31/04, 2.240% due 1/3/05;
	Proceeds at maturity — $311,058 (Fully collateralized by
	U.S. Treasury Notes, 2.250% to 13.875% due 2/15/05 to
	4/15/32; Market value — $317,220) (Cost — $311,000)	311,000

	TOTAL INVESTMENTS — 100.0%
	(Cost — $216,024,966)*	$296,713,819

(a)	All or a portion of this security has been segregated for open interest rate swap agreements.
†
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines established by the Board of Directors.

*	Aggregate cost for federal income tax purposes is $216,053,627.

See Notes to Financial Statements.

Real Estate Income Fund Inc.	11

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $216,024,966)	$ 296,713,819
Cash	33
Dividends and interest receivable	1,933,035
Unrealized appreciation of open interest rate swap contracts (Notes 1 and 3)	894
Prepaid expenses	17,930

Total Assets	298,665,711

LIABILITIES:
Unrealized depreciation on open interest rate swap contracts (Notes 1 and 3)	274,617
Management fee payable	145,739
Interest payable for open swap contracts (Note 3)	36,470
Dividends payable to Taxable Auction Rate Preferred Stockholders	17,775
Payable for directors’ fees	5,106
Accrued expenses	131,828

Total Liabilities	611,535

Series M Taxable Auction Rate Cumulative Preferred Stock
(2,600 shares authorized; 2,600 shares issued and outstanding at
$25,000 per share) (Note 4)	65,000,000

Total Net Assets	$233,054,176

NET ASSETS:
Par value of capital shares	$ 11,069
Capital paid in excess of par value	151,755,823
Undistributed net investment income	900,610
Accumulated net realized loss from investment transactions	(28,661)
Net unrealized appreciation of investments, foreign currencies
and swap contracts	80,415,335

Total Net Assets
(Equivalent to $21.05 a share on 11,069,242 shares of $0.001
par value outstanding; 100,000,000 shares authorized)	$233,054,176

See Notes to Financial Statements.

12	2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Dividends	$ 12,552,985
Interest	16,552
Less: Foreign withholding tax	(30,499)

Total Investment Income	12,539,038

EXPENSES:
Management fee (Note 2)	2,460,737
Auction participation fees (Note 4)	163,130
Audit and legal	125,915
Shareholder communications	95,310
Directors’ fees	59,437
Custody	23,373
Stock exchange listing fees	22,300
Transfer agency services	16,776
Rating agency fees	11,063
Other	21,726

Total Expenses	2,999,767
Less: Management fee waiver (Note 2)	(874,929)

Net Expenses	2,124,838

Net Investment Income	10,414,200

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	1,097,703
REIT distributions	2,702,067
Swap contracts	(1,209,243)
Foreign currency transactions	115

Net Realized Gain	2,590,642

Net Change in Unrealized Appreciation/Depreciation From:
Investment transactions	33,273,184
Swap contracts	736,455
Foreign currencies	14

Net Change in Unrealized Appreciation/Depreciation	34,009,653

Net Gain on Investments, Swap Contracts and Foreign Currencies	36,600,295

Distributions Paid to Taxable Auction Rate Cumulative Preferred Stockholders	(1,004,412)

Increase in Net Assets From Operations	$46,010,083

See Notes to Financial Statements.

Real Estate Income Fund Inc.	13

Statements of Changes in Net Assets

	For the Years Ended December 31,
	2004	2003

OPERATIONS:
Net investment income	$ 10,414,200	$ 11,345,382
Net realized gain	2,590,642	5,439,197
Net change in unrealized appreciation	34,009,653	48,936,469
Distributions paid to Taxable Auction Rate Cumulative
Preferred Stockholders (Note 6)	(1,004,412)	(826,346)

Increase in Net Assets From Operations	46,010,083	64,894,702

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
Net investment income	(8,305,866)	(8,815,072)
Net realized gains	(3,556,810)	(6,785,795)
Return of Capital	(2,615,893)	(2,589,027)

Decrease in Net Assets From Distributions to Shareholders	(14,478,569)	(18,189,894)

FUND SHARE TRANSACTIONS (NOTE 5):
Underwriting commissions and offering expenses for the
issuance of Taxable Auction Rate Cumulative Preferred Stock
(Note 4)	—	13,177
Net asset value of shares issued for reinvestment of
distributions	—	4,417,073

Increase in Net Assets From Fund Share Transactions	—	4,430,250

Increase in Net Assets	$ 31,531,514	$ 51,135,058

NET ASSETS:
Beginning of year	201,522,662	150,387,604

End of year*	$233,054,176	$201,522,662

* Includes undistributed net investment income of:	$900,610	$749,769

See Notes to Financial Statements.

14	2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year or period ended December 31, unless otherwise indicated:

	2004(1)	2003	2002(2)(3)

Net Asset Value, Beginning of Period	$18.21	$13.95	$14.30

Income (Loss) From Operations:
Net investment income(4)	0.94	1.04	0.38
Net realized and unrealized gain (loss)	3.30	4.96	0.18
Distributions Paid to Taxable Auction Rate
Preferred Stockholders	(0.09)	(0.08)	(0.03)

Total Income From Operations	4.15	5.92	0.17

Underwriting Commissions and Expenses for the
Issuance of Taxable Auction Rate Cumulative
Preferred Stock	0.00	0.00 *	(0.09)

Distributions Paid To Common Stock
Shareholders From:
Net investment income	(0.75)	(0.80)	(0.31)
Net realized gains	(0.32)	(0.62)	(0.07)
Return of Capital	(0.24)	(0.24)	(0.05)

Total Distributions	(1.31)	(1.66)	(0.43)

Net Asset Value, End of Period	$21.05	$18.21	$13.95

Total Return, Based on Market Price(5)	13.45%	39.42%	(3.59)%‡

Total Return, Based on Net Asset Value(5)	24.75%	45.12%	0.69%‡

Net Assets, End of Period (millions)	$233	$202	$150

Ratios to Average Net Assets(6):
Expenses(4)	1.02%	1.11%	1.11%†
Net investment income	5.00	6.60	6.66 †

Portfolio Turnover Rate	6%	27%	13%

Market Price, End of Period	$18.47	$17.57	$14.01

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period July 31, 2002 (commencement of operations) to December 31, 2002.
(3)
Due to a change in the accounting method that required a change in the classification of periodic payments made under interest rate swap agreements, certain amounts have been reclassified among net investment income and net realized and unrealized loss in order to conform to the current period. Without the effect of these reclassifications, for the period ended December 31, 2002, the amounts for net investment income and net realized and unrealized loss would have been $0.51 and $(0.31), respectively. In addition, the ratio of net investment income to average net assets would have been 8.91%. These reclassifications had no impact on the net asset value of the Fund or the amount and character of distributions.

(4)
The Investment Manager has agreed to waive a portion of its management fees for the years ended December 31, 2004, and December 31, 2003, and the period ended December 31, 2002. In addition, the Investment Manager has reimbursed the Fund for certain expenses for the period ended December 31, 2002. If such fees were not waived and/or expenses reimbursed, the per share actual expense ratios would have been 1.44%, 1.55% and 1.55% for the years ended December 31, 2004 and 2003 and the period ended December 31, 2002, respectively.

(5)
The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is not a guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Real Estate Income Fund Inc.	15

Financial Highlights (continued)

The table below sets out information with respect to Taxable Auction Rate Preferred Stock as of December 31, unless otherwise noted:

	2004	2003	2002

Taxable Auction Rate Cumulative Preferred Stock(1):
Total Amount Outstanding (000s)	$ 65,000	$ 65,000	$ 65,000
Asset Coverage Per Share	114,636	102,509	82,841
Involuntary Liquidating Preference Per Share(2)	25,000	25,000	25,000
Average Market Value Per Share(2)	25,000	25,000	25,000

(1)	On September 30, 2002, the Fund issued 2,600 shares of Taxable Auction Rate Preferred Stock at $25,000 a share.
(2)	Excludes accrued interest or accumulated undeclared dividends.

See Notes to Financial Statements.

16	2004 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Real Estate Income Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non diversified, closed end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the quoted bid and asked prices; securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price; U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short term obligations maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk.  The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage related risks.

Real Estate Income Fund Inc.	17

Notes to Financial Statements (continued)

(d) Swap Contracts.  The Fund enters into interest rate swap agreements, which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Net payments of interest are recorded as realized gains. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counter-party to the agreement may default on its obligation to perform and there may be unfavorable changes in the fluctuation of interest and/or exchange rates.

(e) Security Transactions and Investment Income.  Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f) Net Asset Value.  The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday). It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(g) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

18	2004 Annual Report

Notes to Financial Statements (continued)

(h) Dividends and Distributions to Shareholders.  Dividends and distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the Taxable Auction Rate Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination could have an adverse effect on the market price for Fund’s shares.

(i) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification.  In accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, book/tax basis differences relating to shareholder distributions and other permanent book/tax differences are reclassified to paid-in capital. In addition, the character of income

Real Estate Income Fund Inc.	19

Notes to Financial Statements (continued)

and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2004, reclassifications were made to the Fund’s capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, during the current year, $1,209,128 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions and swap contracts as a result of book losses from interest rate swap contracts treated as ordinary loss for tax and book gains on foreign currency transactions treated as ordinary income for tax purposes. Additionally, $13,087 has been reclassified between paid-in capital and undistributed net investment income as a result of permanent differences attributable to the differences in the tax treatment of distributions from real estate investment trusts. These reclasssifications have no effect on net assets or net asset values per share.

2. Management Agreement and Other Transactions

Citi Fund Management Inc. (“CFM”), an affiliate of Citigroup Inc. (“Citigroup”), acts as the investment manager of the Fund. The Fund pays CFM a management fee calculated at an annual rate of 0.90% of the Fund’s Managed Assets (which includes assets attributable to TARPS). This fee is calculated daily and paid monthly.

In addition, CFM has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s Managed Assets through July 31, 2007, 0.20% of Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009. For the year ended December 31, 2004, CFM waived a portion of its management fee amounting to $874,929.

CFM has entered into a sub-investment advisory agreement with AEW Management and Advisors, L.P. (“AEW”). AEW is primarily responsible for overseeing the day-to-day investment operations of the Fund. CFM pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s Managed Assets (which includes assets attributable to Preferred shares), 0.35% of the next $100 million of the Fund’s Managed Assets and 0.30% of the Fund’s Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to CFM net of any waivers.

20	2004 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2004, Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, received brokerage commissions of $2,250.

All officers but one and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,471,433

Sales	17,121,555

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$80,726,726
Gross unrealized depreciation	(66,534)

Net unrealized appreciation	$80,660,192

As of December 31, 2004, the Fund held the following interest rate swap agreements:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$ 6,500,000
Payments Made by Fund:	Fixed Rate, 2.9325%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/05
Unrealized Appreciation as of 12/31/04:	$ 894

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$ 26,000,000
Payments Made by Fund:	Fixed Rate, 3.6335%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/07
Unrealized Depreciation as of 12/31/04:	$ (71,939)

Real Estate Income Fund Inc.	21

Notes to Financial Statements (continued)

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$ 19,500,000
Payments Made by Fund:	Fixed Rate, 4.1170%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Depreciation as of 12/31/04:	$ (202,678)

At December 31, 2004, the Fund had total unrealized depreciation of $273,723 from swap contracts.

4.  Taxable Auction Rate Cumulative Preferred Stock

As of December 31, 2004, the Fund had 2,600 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 1.03% to 2.66% for the year ended December 31, 2004. At December 31, 2004, the dividend rate was 2.66%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

CGM currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the year ended December 31, 2004, the Fund incurred auction participation fees of $163,130 for CGM’s services as a participating broker/dealer.

5.  Capital Shares

Capital stock transactions were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003

	Shares	Amount	Shares	Amount

Shares issued on reinvestment	—	—	292,538	$4,417,073

22	2004 Annual Report

Notes to Financial Statements (continued) 6. Income Tax Information and Distribution to Shareholders The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	12/31/04	12/31/03

Distributions paid from:
Ordinary Income to Common Shareholders	$ 8,305,866	$ 11,702,268
Ordinary Income to Taxable Auction Rate Cumulative
Preferred Stockholders	761,452	621,059
Net Long-term Capital Gains to Common Shareholders	3,556,810	3,898,599
Net Long-term Capital Gains to Taxable Auction Rate
Preferred Stockholders	242,960	205,287

Total Taxable Distributions	12,867,088	16,427,213
Tax Return of Capital to Common Shareholders	2,615,893	2,589,027

Total Distributions Paid	$ 15,482,981	$ 19,016,240

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Other book/tax temporary differences	900,610	*
Unrealized appreciation	80,386,674	**

Total accumulated earnings	$ 81,287,284

*	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of distributions received from REITs held by the Fund.
**	The difference between book-basis and tax-basis unrealized/depreciation is attributable primarily to the tax deferral of losses on wash sales.

7.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc.,

Real Estate Income Fund Inc.	23

Notes to Financial Statements (continued)

and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

24	2004 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Income Fund Inc. (“Fund”) as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period from July 31, 2002 (commencement of operations) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Income Fund Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, and for the period from July 31, 2002 to December 31, 2002, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 18, 2005

Real Estate Income Fund Inc.	25

Financial Data (unaudited) For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2002
September 24	$13.89	$14.11	$0.1063	$13.83
October 22	12.57	13.00	0.1063	12.67
November 25	13.64	13.75	0.1063	13.48
December 23	13.94	13.82	0.1063	13.54

Fiscal Year 2003
January 28	13.40	13.34	0.1063	13.07
February 25	14.13	13.59	0.1063	13.42
March 25	14.21	14.00	0.1063	13.72
April 22	14.65	14.75	0.1063	14.46
May 27	14.88	15.42	0.1063	15.03
June 24	14.87	15.33	0.1090	15.02
July 22	15.02	16.21	0.1090	15.55
August 26	15.06	16.19	0.1090	15.62
September 23	15.60	16.86	0.1090	15.72
October 28	16.56	17.15	0.1090	16.81
November 24	16.25	17.65	0.1090	17.02
December 22	16.92	18.02	0.4771	17.52

Fiscal Year 2004
January 27	17.56	18.71	0.1090	17.86
February 24	16.82	19.00	0.1090	17.64
March 23	17.82	19.56	0.1090	18.13
April 27	15.03	17.33	0.1090	15.45
May 25	15.40	17.16	0.1090	15.94
June 22	15.56	17.91	0.1090	15.98
July 27	16.27	17.81	0.1090	16.83
August 24	17.12	18.82	0.1090	17.56
September 21	16.56	18.94	0.1090	16.71
October 26	17.15	19.71	0.1090	17.49
November 23	17.29	20.14	0.1090	17.88
December 28	18.47	21.04	0.1090	18.49

26	2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Real Estate Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Trustees:

Dwight B. Crane Harvard Business School Soldiers Field Road Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Director	Since 2002	Professor, Harvard Business School	50	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director	Since 2002	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Birth Year: 1927	Director	Since 2002	Managing Partner of Robert A. Frankel Management Consultants	24	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514 Birth Year: 1931	Director	Since 2002	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson Suite 1012 535 N. Michigan Chicago, IL 60611 Birth Year: 1942	Director	Since 2002	President of WR Hutchinson & Associates, Inc.; formerly Group Vice President, Mergers & Acquisitions BP Amoco	44	Associated Bank and Associated Banc-Corp

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Director	Since 2002	Senior Partner of Pavia & Harcourt Attorneys	7	None

Real Estate Income Fund Inc.	27

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:

R. Jay Gerken, CFA ** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior
Vice President and Chief
Administrative Officer of
mutual funds associated
with Citigroup;
Treasurer of certain
mutual funds associated
with Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration of
CAM (from 2000 to
2001); Head of U.S.
Citibank Funds
Administration of CAM
			(from 1998 to 2000)	N/A	N/A

28	2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Kevin Kennedy CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1954	Vice President and Investment Officer	Since 2002	Managing Director of CAM	N/A	N/A

Mathew A. Troxell, CFA AEW Capital Management, L.P. (“AEW”) World Trade Center East Two Seaport Lane Boston, MA 02210 Birth Year: 1958	Investment Officer	Since 2002	Principal and Portfolio Manager, AEW (since 2000); Director and Portfolio Manager, AEW prior to 2000	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Office	Since 2004	Director of CGM (since
2000); Director of
Compliance, North
America, CAM (since
2000); Chief Anti-
Money Laundering
Compliance Officer,
Chief Compliance Officer
and Vice President of
certain mutual funds
associated with
Citigroup; Director of
Compliance, Europe, the
Middle East and Africa,
Citigroup Asset
Management (from 1999
			to 2000)	N/A	N/A

Real Estate Income Fund Inc.	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

—————
*	Directors are elected for a term of three years.
**	Mr. Gerken is a director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

30	2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Fund during the taxable year ended December 31, 2004:

	Payable Date	Nontaxable Return of Capital	Long-Term Capital Gain (maximum 15% rate)	Unrecaptured Section 1250 Gain (maximum 25% rate)

Common Shareholders	Monthly	18.07%	19.24%	5.33%

Taxable Auction Rate Cumulative Preferred Stockholders	Weekly	—	19.24%	5.33%

You should consult your tax adviser regarding the appropriate tax treatment of distributions paid by the Fund. Please retain this information for your records.

Real Estate Income Fund Inc.	31

Annual CEO Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

32	2004 Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of(a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at

Real Estate Income Fund Inc.	33

Dividend Reinvestment Plan (unaudited) (continued)

P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

34	2004 Annual Report

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DIRECTORS	INVESTMENT MANAGER
Dwight B. Crane	Citi Fund Management Inc.
Paolo M. Cucchi	100 First Stamford Place
Robert A. Frankel	Stamford, Connecticut 06902
R. Jay Gerken, CFA
Chairman	CUSTODIAN
Paul Hardin	State Street Bank and Trust Company
William R. Hutchinson	225 Franklin Street
George M. Pavia	Boston, Massachusetts 02110

OFFICERS	TRANSFER AGENT
R. Jay Gerken, CFA	American Stock Transfer & Trust Company
President and Chief Executive Officer	59 Maiden Lane
New York, New York 10038
Andrew B. Shoup
Senior Vice President and	The Fund files its complete schedule of
Chief Administrative Officer	portfolio holdings with the Securities and
Exchange Commission for the first and
Kaprel Ozsolak	third quarters of each fiscal year on Form
Chief Financial Officer and Treasurer	N-Q. The Fund’s Forms N-Q may be
reviewed and copied at the Commission’s
Kevin Kennedy	Public Reference Room in Washington,
Vice President and Investment Officer	D.C., and information on the operation of
the Public Reference Room may be
Matthew A. Troxell, CFA	obtained by calling 1-800-SEC-0330. To
Investment Officer	obtain information on Form N-Q from the
Fund, shareholders can call 1-800-451-2010.
Andrew Beagley
Chief Compliance Officer	Information on how the Fund voted
proxies relating to portfolio securities
Robert I. Frenkel	during the 12-month period ended
Secretary and	June 30, 2004 and a description of the
Chief Legal Officer	policies and procedures that the Fund
uses to determine how to vote proxies
This report is intended only for the	relating to portfolio securities is available
shareholders of the Real Estate Income	(1) without charge, upon request, by calling
Fund Inc. It is not a Prospectus, circular	1-800-451-2010, (2) on the Fund’s website
or representation intended for use in the	at www.citigroupAM.com and (3) on the
purchase or sale of shares of the Fund or	SEC’s website at www.sec.gov.
of any securities mentioned in the report.

REAL ESTATE INCOME
FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD02709 2/05
05-7844

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees for the Real Estate Income Fund Inc. were $40,000 and $40,000 for the years ended 12/31/04 and 12/31/03.

(b) Audit-Related Fees for the Real Estate Income Fund Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c) Tax Fees for Real Estate Income Fund Inc. of $3,500 and $3,500 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Real Estate Income Fund Inc.

(d) All Other Fees for Real Estate Income Fund Inc. of $40,000 and $24,000 for the years ended 12/31/04 and 12/31/03. These amounts represent fees billed for agreed upon procedures performed to certify the Fund’s compliance with rating agency requirements and restrictions.

(e)(1) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f) N/A

(g) Non-audit fees billed by the Accountant for services rendered to Real Estate Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Real Estate Income Fund Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “Additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h) Yes. The Real Estate Income Fund Inc.‘s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Real Estate Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Real Estate Income Fund Inc.

Date:	March 11, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Real Estate Income Fund Inc.

Date:	March 11, 2005

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Real Estate Income Fund Inc.

Date:	March 11, 2005